SCHEDULE 14A
                               (RULE 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                                ACT OF 1934

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Check the appropriate box:
[ ]  Preliminary proxy statement             [ ]  Confidential, For Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

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[ ]  Definitive additional materials
[ ]  Soliciting material under Rule 14a-12

                           QuadraMed Corporation
                (Name of Registrant as Specified In Charter)
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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       (1)  Amount previously paid:

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                                 QUADRAMED

               NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                            AND PROXY STATEMENT

                                May 23, 2001

QuadraMed Corporation Stockholders:

QuadraMed Corporation's 2001 Annual Meeting of Stockholders will be held at 8:00 a.m. on Friday, June 15, 2001, at QuadraMed's offices at 22 Pelican Way, San Rafael, California 94901.

At the meeting, we will ask stockholders to:

1.       Elect two (2) Class II directors for terms expiring in 2004;
2. Amend QuadraMed's 1996 Stock Incentive Plan ("1996 Plan") (i) to increase the number of shares authorized for issuance from 3,953,981 to 5,118,981 and (ii) to qualify the shares for purposes of Sections 162(m) and 422 of the Internal Revenue Code of 1986, as amended; and
3. Ratify the appointment of Pisenti & Brinker LLP as independent auditors for the fiscal year ending December 31, 2001.

We plan a brief business meeting focused on these items and we will attend to any other proper business that may arise. The Board of Directors recommends that you vote in favor of Items 1, 2, and 3. These proposals are further described in the proxy statement.

Also enclosed is QuadraMed's 2001 Annual Report to Stockholders. At the meeting, we will also be making a brief presentation on operations and we will offer time for your comments and questions.

QuadraMed stockholders of record at the close of business on May 18, 2001 are entitled to notice of and to vote at the meeting and any adjournment of it. A quorum is a majority of outstanding shares. YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2001 ANNUAL MEETING.

Very truly yours,


/s/ Lawrence P. English
-----------------------
Lawrence P. English
Chairman of the Board

By Order of the Board of Directors:


/s/ Michael H. Lanza
--------------------
Michael H. Lanza
Executive Vice President and Corporate Secretary

Corporate Headquarters
22 Pelican Way
San Rafael, CA  94901
(415) 482-2100
Fax:  (415) 482-2110
www.quadramed.com





            STOCKHOLDERS SHOULD READ THE ENTIRE PROXY STATEMENT
                 CAREFULLY PRIOR TO RETURNING THEIR PROXIES

                          ------------------------

                              PROXY STATEMENT
                                  FOR THE
                    2001 ANNUAL MEETING OF STOCKHOLDERS
                                     OF
                           QUADRAMED CORPORATION
                        TO BE HELD ON JUNE 15, 2001

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of QuadraMed Corporation ("QuadraMed" or the "Company") of proxies to be voted at the 2001 Annual Meeting of Stockholders (the "2001 Annual Meeting"), which will be held at 8:00 a.m. on Friday June 15, 2001, at 22 Pelican Way, San Rafael, California 94901, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2001 Annual Meeting of Stockholders. This Proxy Statement and the proxy card are first being delivered or mailed to stockholders on or about May 23, 2001.

     At the 2001 Annual Meeting, stockholders of the Company will vote upon: (1) the election of two Class II directors for a term of three years and until their successors are duly elected and qualified; (2) the amendment of the Company's 1996 Stock Incentive Plan (the "1996 Plan") to increase the number of shares authorized for issuance thereunder from 3,953,981 shares to 5,118,981 shares and to qualify the shares for purposes of Section 162(m) and 422 of the Internal Revenue Code of 1986, as amended;
(3) the ratification of the appointment of Pisenti & Brinker LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and (4) such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the 2001 Annual Meeting.

                        Voting Rights and Procedures

     The close of business on May 18, 2001 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the 2001 Annual Meeting. As of that date, QuadraMed Corporation had 25,754,696 shares of Common Stock, $.01 par value per share (the "Common Stock"), issued and outstanding. All of the shares of Common Stock outstanding on the record date are entitled to vote at the 2001 Annual Meeting. Stockholders of record entitled to vote at the meeting will have one vote for each share of Common Stock so held with regard to each matter to be voted upon.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

     The holders of a majority of the shares of Common Stock outstanding and entitled to vote at the 2001 Annual Meeting shall constitute a quorum for the transaction of business at the 2001 Annual Meeting. Shares of Common Stock represented in person or by proxy will be counted for purposes of determining whether a quorum is present at the 2001 Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A "broker non-vote" results on a matter when a broker or other record holder in "street" or nominee name returns a duly executed proxy but does not vote on such matter solely because the record holder does not have discretionary authority to vote on such matter and has not received voting instruction from the beneficial holder. Under the rules of The New York Stock Exchange, however, such record holders have discretionary authority to vote on routine matters, regardless of whether they have received voting instructions. Accordingly, no broker non-votes occur when voting on routine matters.

                               Vote Required

     In voting with regard to the proposal to elect two Class II directors (Proposal 1), stockholders may vote in favor of all the nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees. The vote with respect to Proposal 1 is governed by Delaware law and the Company's bylaws. Directors are elected by a plurality of the votes cast by the stockholders entitled to vote at the meeting, provided a quorum is present. Stockholders may not cumulate their votes. The two candidates receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the outcome of the vote. In voting with regard to the proposal to amend the 1996 Plan to increase the number of shares authorized for issuance thereunder (Proposal 2), and the proposal to ratify the appointment of the Company's independent auditors (Proposal
3), stockholders may vote in favor of each proposal or against each proposal or may abstain from voting. The vote required to approve Proposals 2 and 3 are governed by Delaware law and the Company's bylaws, and the minimum vote required is a majority of the stock present in person or represented by proxy at the meeting and entitled to vote, provided a quorum is present. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote. In addition, such majority vote is required to approve the proposed amendment to the 1996 Plan (Proposal 2) to qualify such Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code of 1986, as amended.

                             Voting of Proxies

     Shares of Common Stock represented by proxies in the accompanying form that are properly executed and returned to QuadraMed and not revoked will be voted at the 2001 Annual Meeting in accordance with the stockholders' instructions contained therein. In the absence of instructions, shares represented by such proxies will be voted "FOR" the election of each director nominee, "FOR" the amendment of the 1996 Plan and "FOR" the ratification of the appointment of Pisenti & Brinker LLP as independent auditors of the Company. If other matters should properly come before the meeting, the proxy holders named in the accompanying proxy will vote on such matters in accordance with their best judgment.

                           Revocation of Proxies

     Any stockholder has the right to revoke his or her proxy at any time before it is voted at the meeting by giving written notice of revocation to the Secretary of the Company, by executing and delivering to the Secretary of the Company a duly executed proxy card bearing a later date, or by appearing at the 2001 Annual Meeting and voting in person.

                                Solicitation

     The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by directors, officers and regular Company employees for no additional compensation. In addition, the Company has engaged Georgeson Shareholder Communications Inc., a proxy solicitation firm, to solicit proxies and to assist in the distribution and collection of proxy materials for an estimated fee of approximately $5,500. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of Common Stock.

                                 PROPOSAL 1
                           Election of Directors

     QuadraMed's Bylaws provide for (i) the appointment of seven directors, divided into three classes designated as Class I, Class II, and Class III, and (ii) their election at QuadraMed's annual meeting of stockholders. The term for each class of directors is three years and directors serve until their successors are elected and qualified, or until their earlier resignation or removal. No family relationships exist between any of QuadraMed's current directors and executive officers. The chart below lists QuadraMed's directors by class and provides information regarding their age, occupation, and tenure on the Board as of May 1, 2001.

     The Class II nominees listed below have been selected by the Board of Directors. Messrs. King and Ryan are currently members of the Board. If elected, each Class II nominee will serve until the annual meeting of stockholders to be held in 2004 or until his successor has been duly elected and qualified.

     In the event that a nominee is unable or declines to serve as a director at the time of the 2001 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below, unless instructions are given to the contrary.


CLASS II - NOMINEES FOR ELECTION

NAME                             PRINCIPAL OCCUPATION                         DIRECTOR SINCE         AGE
----                             --------------------                         --------------         ---

Michael J. King                  Chairman and Chief Executive                         1999           62
                                 Officer of Healthscribe, Inc.

Cornelius T. Ryan                Founding General Partner of Oxford                   2000           69
                                 Partners LP, and Oxford Bioscience
                                 Partners, LP



CLASS I - DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

NAME                             PRINCIPAL OCCUPATION                         DIRECTOR SINCE         AGE
----                             --------------------                         --------------         ---

Albert L. Greene                 Chairman of the Board of  HealthCentral.com          1997           51

F. Scott Gross                   President and Chief Executive                        2000           55
                                 Officer of Primus Management, Inc.

E. A. Roskovensky                President and Chief Executive                        1999           56
                                 Officer of Davis Wire Corporation
                                 and President and Chief Operating
                                 Officer of Robertson-Ceco Corp.



CLASS III - DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING OF STOCKHOLDERS

NAME                             PRINCIPAL OCCUPATION                         DIRECTOR SINCE         AGE
----                             --------------------                         --------------         ---
James D. Durham                  Chairman, Market Insite Group                        1993           54

Lawrence P. English              Chairman of the Board and Chief Executive            2000           60
                                 Officer of QuadraMed


     The following is certain biographical information, as of May 1, 2001, regarding the current members of QuadraMed's Board of Directors.

Nominees for Election

Michael J. King has been a director of QuadraMed since May 1999. Mr. King has been the Chief Executive Officer of Healthscribe, Inc. since June 1999. From September 1996 until May 1999, Mr. King served as Chairman of the Board of Directors and Chief Executive Officer of The Compucare Company, a healthcare information systems company acquired by QuadraMed in March 1999. Prior to joining The Compucare Company, Mr. King was Chairman of the Board of Directors, Chief Executive Officer and President of Software AG of the Americas, an Enterprise Information Systems Company. He has been a director of Osprey Systems, an e-business consulting services firm, from 1999 to the present. Mr. King holds a degree in Mechanical Engineering from the University of Sheffield and a Master of Business Administration equivalent in Management Studies from the University of Hatfield.

Cornelius T. Ryan has been a director of QuadraMed since March 2000, and was previously a director of QuadraMed from March 1995 to May 1999. Mr. Ryan is a founding general partner of Oxford Partners III, LP, a Delaware limited partnership since 1981 and of OBP Management, L.P. and OBP Management (Bermuda) Limited Partnership since 1992. OBP Management, L.P. and OBP Management (Bermuda) Limited Partnership are the general partners of Oxford Bioscience Partners, L.P. and Oxford Bioscience Partners (Bermuda) Limited Partnership, respectively. Mr. Ryan holds a Bachelor of Commerce in Economics from the University of Ottawa and a Master of Business Administration from the University of Pennsylvania.

Continuing Directors

Lawrence P. English has been Chief Executive Officer and a director of QuadraMed since June 12, 2000. He was elected Chairman of the Board of QuadraMed effective December 3, 2000. From January 1999 until immediately prior to joining QuadraMed, Mr. English was the founder and Chief Executive Officer of Lawrence P. English, Inc., a private turn-around management firm, where he consulted to such organizations as Amedex Insurance Company and Paracelsus Healthcare Corporation. From July 1997 to January 1999, Mr. English was Chairman of the Board and Chief Executive Officer of Aesthetics Medical Management, Inc., a physician practice management company for plastic surgeons. From March 1992 until August 1996, Mr. English was president of CIGNA Healthcare, one of the largest HMO providers in the United States. Mr. English has been a director of Curative Healthcare Corporation since May 2000. He also has been a Director of Paracelsus Healthcare Corporation since May 1999 and was elected Non-Executive Chairman of the Board in February 2000. Mr. English holds a Bachelor of Arts degree from Rutgers University and a Master of Business Administration from George Washington University. He also graduated from Harvard Business School's Advanced Management Program.

James D. Durham has been a director of QuadraMed since 1993. He served as Chairman of the Board of QuadraMed from May, 1996 until December 31, 2000, and served as its Chief Executive Officer until June 12, 2000. Mr. Durham founded QuadraMed in September 1993 when he became its President and Chief Executive Officer and director. Mr. Durham is currently Chairman of Market Insite Group, a company that provides products and services to match businesses to geographic location. He is also a part-time employee of QuadraMed. Mr. Durham, a certified public accountant, holds a Bachelor of Science degree with honors in Industrial Engineering from the University of Florida and a Master of Business Administration with an emphasis in Finance from the University of California, Los Angeles.

Albert L. Greene has been a director of QuadraMed since May 1997. Mr. Greene is the Chairman of the Board of HealthCentral.com, an online consumer health information and products service company. He has served as Chairman of HealthCentral.com since November 2000 and was its Chief Executive Officer from November 2000 until February 2001. From 1997 to 2000, Mr. Greene was the President of HealthCentral.com. From June 1996 until September 1998, Mr. Greene was the Chief Executive Officer of Sutter Health East Bay, a healthcare delivery system and the parent company of Alta Bates Health System. From May 1990 until March 1998, Mr. Greene served as the President and Chief Executive Officer of Alta Bates Medical Center, a 527-bed acute care hospital located in Berkeley, California. From January 1996 until March 1998, Mr. Greene also served as the President and Chief Executive Officer of Alta Bates Health System, the parent company of Alta Bates Medical Center. Mr. Greene has been a director of Sierra Health Services, a health and worker insurance company, since April 2000. Mr. Greene received a Masters of Hospital Administration from the University of Michigan, and is presently a diplomat of the American College of Healthcare Executives and a member of the American Hospital Association. Mr. Greene is past chair of the California Healthcare Association.

F. Scott Gross has been a director of QuadraMed since March 2000. Mr. Gross is currently the President and Chief Executive Officer of Primus Management, Inc., a health services management he founded in 1989. Mr. Gross has been a director of Fountain View, Inc., a nursing home chain, since 1999. Mr. Gross holds a Bachelor of Science degree in Biology from California State University, Northridge, and a Masters Degree in Public Administration (Healthcare Management Option) from the University of Southern California.

E. A. Roskovensky has been a director of QuadraMed since May 1999. Mr. Roskovensky has been the President and Chief Operating Officer of Robertson-CECO Corp., a company that manufactures custom engineered metal buildings, since November 1994. Mr. Roskovensky also has been the President and Chief Executive Officer of Davis Wire Corporation, a wire fencing company, since 1991. He has been the President and Chief Executive Officer of National Standard Corp., a company dealing in wire and engineered products segments, since August 2000. Mr. Roskovensky holds a Bachelor of Science in Chemical Engineering from Villanova University, a Master of Business Administration from Duquesne University, and a Juris Doctor from the University of Detroit School of Law. He is a member of the Pennsylvania Bar Association.

                       Board Meetings and Committees

     The Board of Directors of the Company held a total of 11 meetings during the fiscal year ended December 31, 2000 (the "2000 fiscal year"). Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served, in each case during the period for which he served as a director.

     The Company has an Audit Committee, a Compensation Committee, and an Executive Committee.

     The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee's duties include reviewing internal financial information, reviewing the audit program of the Company, reviewing with the Company's independent accountants the results of all audits upon their completion, annually selecting and recommending independent accountants, overseeing the quarterly unaudited reporting process and taking such other action as may be necessary to assure the adequacy and integrity of all financial information filed with the Securities and Exchange Commission and other published documents containing the Company's financial statements. During the 2000 fiscal year, the Audit Committee consisted of E.A. Roskovensky, F. Scott Gross, and Albert L. Greene and held three meetings. All members of the Audit Committee meet the independence and knowledge requirements of the marketplace rules of the Nasdaq Stock Market.

     The Compensation Committee recommends compensation levels of senior management and works with senior management on benefit and compensation programs for Company employees. In addition, the Compensation Committee administers the Company's 1996 Plan and its 1999 Supplemental Stock Option Plan. From January 1, 2000 to October 4, 2000, QuadraMed's Compensation Committee consisted of E.A. Roskovensky and Albert L. Greene. At the October 4, 2000 Board meeting, Messrs. Roskovensky and Greene resigned, and Cornelius T. Ryan and Michael J. King were elected in their place. During the 2000 fiscal year, the Compensation Committee held 2 meetings.

     The Executive Committee has been delegated authority from the full Board of Directors of the Company to take action with respect to acquisitions of up to the lesser of a maximum of 5% of the Company's total market capitalization or total assets. During the 2000 fiscal year, the Executive Committee consisted of Messrs. English, King and Roskovensky and held no meetings.

                           Audit Committee Report

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for overseeing preparation of the financial statements and the overall reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with Pisenti & Brinker LLP, the Company's independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as may be modified or supplemented. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures delivered to the Committee and required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as may be modified or supplemented.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of Pisenti & Brinker LLP as the Company's independent auditors.


                                               AUDIT COMMITTEE

                                               E. A. Roskovensky
                                               F. Scott Gross
                                               Albert L. Greene


     Notwithstanding anything to the contrary set forth in any of QuadraMed's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by QuadraMed under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will such report be incorporated by reference into any future filings made by QuadraMed under those statutes.

        Compensation Committee Interlocks and Insider Participation

     From January 1, 2000 to October 4, 2000, QuadraMed's Compensation Committee consisted of E.A. Roskovensky and Albert L. Greene. At the October 4, 2000 Board meeting, Messrs. Roskovensky and Greene resigned and Cornelius T. Ryan and Michael J. King were elected in their place. No member of the Compensation Committee was at any time during the 2000 fiscal year or at any other time an officer or employee of QuadraMed.

                           Director Compensation

     Each non-employee director receives an annual retainer of $15,000 plus $1,500 for each board meeting attended and $500 for each committee meeting attended. Non-employee directors are also reimbursed for their reasonable expenses incurred in connection with board meetings, and directors, who serve as chairman of a committee, each receive a one-time grant of an option to purchase 20,000 shares. Each non-employee director has the option to apply all or a portion of his annual retainer fee otherwise payable in cash each year to the acquisition of a special option grant under the 1996 Plan. Upon election, the grant is made automatically on the first trading day in January with an exercise price per share equal to 1/3 of the fair market value of Common Stock per share on the date of grant and a maximum term of ten years. The number of shares of Common Stock subject to the option is determined by dividing the total dollar amount of the retainer fee subject to the director's election by 2/3 of the fair market value per share of Common Stock on the grant date. As a result, the difference between the fair market value of the Common Stock subject to the option and the aggregate exercise price payable is equal to the portion of the retainer fee subject to such director's election. Fifty percent of the options vest upon completion of six months of Board service following this election, and the balance vest in equal monthly installments over the next six months of Board service. In 2000, no non-employee director has made such an election.

     In addition, pursuant to the 1996 Plan, each non-employee director receives at the time of his or her initial election or appointment to the Board an automatic option grant for 10,000 shares of Common Stock, provided such person was not previously employed by QuadraMed. Each continuing non-employee director also receives at the time of each annual meeting of QuadraMed's stockholders an option to purchase 6,000 shares of Common Stock, provided such person has served as a non-employee director for at least six months. Each option has an exercise price per share equal to 100% of the fair market value per share of Common Stock on the date of grant and a maximum term of ten years. Each option is immediately exercisable for all of the shares of Common Stock subject thereto, but any purchased shares are subject to repurchase by QuadraMed, at the exercise price paid, upon the optionee's cessation of Board service prior to vesting. With respect to each initial 10,000-share grant, one-third of the options vest, and QuadraMed's repurchase right lapses, upon the optionee's completion of one year of Board service, and the balance vests in a series of 24 successive equal monthly installments. Each annual 6,000-share grant vests, and QuadraMed's repurchase right lapses, in a series of 12 successive equal monthly installments. Non-employee directors are also eligible to receive discretionary option grants pursuant to the 1996 Plan. Directors who are employees of QuadraMed or any of its subsidiaries do not receive any additional compensation for serving as directors.

     In 2000, each of Messrs. Gross and Ryan received an option to purchase 10,000 shares upon his appointment to the Board in March, at an exercise price of $5.00 per share. In addition, each of Messrs. Greene, Gross, King, Roskovensky and Ryan received an option for 4,000 shares on October 5, 2000, the date of the 2000 annual meeting of stockholders, at an exercise price of $1.50.

                  Recommendation of the Board of Directors

         The Board of Directors recommends that stockholders vote "FOR" the election of each of the Class II nominees identified above.

                                 Management

     The following table sets forth information concerning QuadraMed's executive officers and senior management, as of May 1, 2001:

NAME                        AGE       POSITION
----                        ---       --------
Lawrence P. English         60        Chief Executive Officer and Chairman
                                      of the Board
Mark N. Thomas              48        Chief Financial Officer
Michael H. Lanza            39        Executive Vice President and Corporate
                                      Secretary
Peter T. van der Grinten    49        President--Enterprise Division
Michael Wilstead            43        President--EZ-CAP Division
Dean Souleles               40        Chief Technology Officer

Lawrence P. English has been Chief Executive Officer of QuadraMed since June 12, 2000 and Chairman of the Board of QuadraMed since December 31, 2000. See "Directors" for biographical information on Mr. English.

Mark N. Thomas has been Chief Financial Officer of QuadraMed since June 2000. From 1998 until joining QuadraMed, Mr. Thomas was the Chief Financial Officer of Lifeguard, Inc., an independent health plan. From 1993 to 1997, Mr. Thomas held executive management positions for Coregis Insurance Group and Industrial Indemnity Company, insurance companies owned by Xerox Corporation, where he served as controller, managing director and treasurer. Mr. Thomas received a Bachelor of Arts degree in Economics and Political Science from Occidental College and received a double Master of Business Administration degree in Finance and Strategic Planning from Wharton School of Business. He also earned a degree in executive education in corporate strategy from the University of Michigan.

Michael H. Lanza has been Executive Vice President since September 2000. Prior to joining QuadraMed, Mr. Lanza was employed for seven years at CIGNA Corporation, a publicly owned employee benefits company. Most recently, he evaluated healthcare operations and investments in Brazil as Vice President & Assistant General Counsel, CIGNA International. Previously, Mr. Lanza supervised CIGNA HealthCare's compliance programs and directed all of CIGNA's state regulatory and government affairs. Prior to joining CIGNA, Mr. Lanza was an attorney in private practice specializing in real estate development, finance, and work out. He also was a political consultant. Mr. Lanza received a Bachelor of Arts from the University of Connecticut and a Juris Doctor from the University of Connecticut School of Law.

Peter T. van der Grinten has been President of the Enterprise Division since January 2001. Prior to joining QuadraMed, Mr. van der Grinten was General Manager for North American operations of IMS Health Strategic Technology, a software company, from 1999 to 2000, and President, from 1997 to 1999, of National Data Corporation's Hospital Management Services Division, which provided business office outsourcing for physician practices and hospitals, several of which were QuadraMed Enterprise customers. From 1995 to 1997, he was director of the healthcare division of SAP America Inc., a health technology company. Previously, he held sales, marketing, operations, and development positions with HBO and Company, a technology company. Mr. Van der Grinten also was Chief Operating Officer of Simborg Systems, a healthcare technology company. After Simborg's acquisition by Bell Atlantic Healthcare Systems, Mr. van der Grinten served as Vice President of International Operations. Mr. van der Grinten received a Bachelor of Science degree in Computer Science from Purdue University and was a Captain in the United States Army.

Michael Wilstead was named President of the EZ-CAP Division in January 2001. He joined QuadraMed in July 1998 as Vice President of Sales. Prior to joining QuadraMed, Mr. Wilstead served as a group president at STERIS Corporation, a microbial reduction and surgical support products company, from 1995 to 1998. In addition, he held various positions at AMSCO International and AMSCO Canada, both of which are medical equipment companies, from 1995 to 1998. Mr. Wilstead holds a Bachelor of Science degree in Business Administration from the University of Phoenix.

Dean Souleles, has been Chief Technology Officer since August 2000. Prior to joining QuadraMed, Mr. Souleles served as the chief technology officer and director of research and development for Chase Credit Systems, Inc., a software and technical services firm serving the mortgage credit reporting industry. For over ten years before that, Mr. Souleles served as a consultant to NASA's Jet Propulsion Laboratory as principal engineer and system architect on various space, civil and defense programs.




                           Executive Compensation

     The following table sets forth certain information regarding the compensation earned by or paid to (1) persons serving as QuadraMed's Chief Executive Officer, (2) each of the four other most highly compensated executive officers of QuadraMed serving as such as of the end of the last fiscal year whose total annual salary and bonus exceeded $100,000, and (3) up to two additional individuals who would have qualified under clause (2), but for the fact that the individual was not serving as an executive officer of QuadraMed at the end of the last fiscal year (each of (1), (2) and (3), the "Named Executive Officers"), in each case for services rendered in all capacities to QuadraMed and its subsidiaries during the last three fiscal years.


                                                Summary Compensation Table

                            Annual Compensation                           Long-Term Compensation
                                                                                         Securities
                                                          Other           Restricted     Underlying
Name                        Fiscal                        Annual          Stock          Options/          All Other
Position and Principal      Year     Salary($)  Bonus($)  Compensation($) Awards ($)     Warrants (#)      Compensation
--------                    ----     ------     ------    ------------    ------         --------          ------------
Lawrence P. English.......  2000     $222,820                                            1,000,000         $       708.35(10)
  Chairman of the Board
  and Chief  Executive
  Officer (1)

James D. Durham...........  2000     $337,830   $367,307                                                   $ 2,419,618(2)(8)
  Former Chairman of the    1999      374,000    367,307                                   100,000              60,007
  Board and Former Chief    1998      275,000    412,500                  $1,862,000(6)    300,000              30,021
  Executive Officer (2)

John V. Cracchiolo........  2000     $169,063   $251,580                                                   $   700,978(3)(10)(8)
  Former President and      1999      256,000    251,580                                    75,000               3,977
  Former Chief              1998      200,000    210,000                 $997,500.00(6)    150,000               2,017
  Operating Officer (3)

Mark N. Thomas............  2000     $135,416             $22,987(5)                       350,000
  Chief Financial Officer
  and Executive Vice
  President(4)

Nancy Nelson..............  2000     $214,874   $ 92,700                                                   $   249,835(7)(10)
  Former Executive          1999      206,000     92,700                                   125,000               2,403
  Vice President (7)        1998      190,000     76,220                                    14,853

Patrick Ahearn............  2000     $206,000   $ 50,000                                    75,000         $     3,400(10)
  Former Executive          1999      200,000                                               31,250
  Vice President (9)        1998       49,134                                              125,000               3,349

Michael Wilstead..........  2000     $226,250   $ 50,000                                    25,000         $     1,700(10)
  Executive Vice President  1999      182,951     50,000                                    90,000
                            1998      111,911      3,833                                    40,000


-----------------------------

(1) Mr. English was appointed Chief Executive Officer of QuadraMed effective June 12, 2000 and elected Chairman of the Board effective December 31, 2000.

(2) Mr. Durham resigned as Chief Executive Officer of QuadraMed, effective June 12, 2000. Pursuant to the Separation Agreement with Mr. Durham, QuadraMed paid a lump sum severance benefit of $2,316,000 to Trigon Resources Corporation, a company owned 100% by Mr. Durham and his children. In addition, pursuant to the Separation Agreement, QuadraMed has paid $3,959 in medical benefits on behalf of Mr. Durham (see "Employment and Other Agreements; Change in Control Arrangements" for a description of Mr. Durham's Separation Agreement).

(3) Mr. Cracchiolo resigned as President and Chief Operating Officer of QuadraMed, effective June 30, 2000. Pursuant to the Separation Agreement, QuadraMed paid Mr. Cracchiolo a lump sum severance benefit of $687,500 to Mr. Cracchiolo. In addition, pursuant to the separation agreement QuadraMed has paid $5,939 in medical benefits on behalf of Mr. Cracchiolo. See "Employment and Other Agreements; Change in Control Arrangements" for a description of Mr. Cracchiolo's Separation Agreement.

(4)    Mr. Thomas was appointed Chief Financial Officer on June 9, 2000.

(5) Pursuant to Mr. Thomas' employment agreement, Mr. Thomas was reimbursed by QuadraMed for his unvested 401(k) funds from his previous employer.

(6) In October 1998, Mr. Durham and Mr. Cracchiolo were awarded a right to receive 112,000 and 60,000 shares of Common Stock, respectively, under QuadraMed's 1996 Stock Incentive Plan. The shares vest over a period of 5 years. Pursuant to a Separation Agreement, dated June 12, 2000, between Mr. Durham and QuadraMed, all restrictions or repurchase rights with respect to Mr. Durham's 112,000 restricted shares have lapsed. Pursuant to a Separation Agreement, dated June 12, 2000, between Mr. Cracchiolo and QuadraMed, all restrictions or repurchase rights with respect to Mr. Cracchiolo's 60,000 restricted shares have lapsed.

(7) Ms. Nelson resigned as Executive Vice President effective October 16, 2000. Pursuant to Ms. Nelson's employment agreement, she was paid a lump sum severance benefit of $245,000 and QuadraMed has paid $1663.17 in health benefits on her behalf.

(8) Represents the cash value benefit of split-dollar life insurance premiums paid by QuadraMed. The dollar value was established using the demand loan valuation method for the whole life portion of the premium paid by QuadraMed, projected on an actuarial basis. The amount for Mr. Durham is $99,659. The amount for Mr. Cracchiolo is $5,839. See "Employment and Other Agreements; Change in Control Arrangements" below.

(9)    Mr. Ahearn resigned as Executive Vice President on January 31, 2001.

(10) Represents contributions made by QuadraMed to QuadraMed's 401(K) plan on behalf of Mr. English in the amount of $708.35, Mr. Cracchiolo in the amount of $1,700, Mr. Wilstead in the amount of $1,700, Mr. Ahearn in the amount of $3400, and Ms. Nelson in the amount of $3,172.54.

Option Grants in Last Fiscal Year

     The following table sets forth information concerning the stock option grants made to each of the Named Executive Officers during the 2000 fiscal year. No stock appreciation rights were granted during the 2000 fiscal year to the Named Executive Officers.


                                                                                            Potential Realizable Value at
                                                                                            Assumed Annual Rates of
                                                                                            Stock Price Appreciation
                            Individual Grants                                               for Option Term(3)
----------------------------------------------------------------------------------------    ------------------------------
                                                  Percent of
                                                  Total
                                                  Options
                            Number of Securities  Granted to     Exercise or
                            Underlying Options    Employees in   Base Price   Expiration
Name                        Granted (1)           Fiscal 2000    ($/Sh) (2)   Date          5%             10%
----                        -----------           -----------    ----------   ----          --             ---
Lawrence P. English          1,000,000                  29%      $2.50        6/12/10       $1,570,000     $8,060,000
James D. Durham                      0                   0%
John V. Cracchiolo                   0                   0%
Mark N. Thomas                 150,000                4.35%      $1.50        10/4/10       $   141,000    $   724,500
                               200,000                 5.8%      $2.18        5/24/10       $   274,000    $ 1,406,000
Nancy Nelson                   100,000                 2.9%      $2.18        5/24/10       $   137,000    $   703,000
Patrick Ahearn                  75,000                2.18%      $2.18        5/24/10       $   102,750    $   527,250
Michael Wilstead                25,000                 .73%      $1.00        12/14/10      $    15,750    $    80,750
                               100,000                 2.9%      $2.18        5/24/10       $   137,000    $   703,000
--------------------------------------------------------------------------------------------------------------------------

(1) Each option set forth in the table above has a maximum term of ten years, subject to earlier termination upon the executive officer's termination of service with QuadraMed. Twenty-five percent of each option vests on the one year anniversary of the date of grant and the balance vests in equal monthly installments over the next three years of service thereafter. Each option will become immediately exercisable in full upon an acquisition of QuadraMed by merger or asset sale unless the options are assumed by the successor corporation.

(2) The exercise price is equal to the fair market value of the Common Stock on the date of grant.

(3) There can be no assurance provided to any executive officer or any other holder of QuadraMed's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% compounded annual rates or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option
Values

     The following table sets forth certain information with respect to the Named Executive Officers concerning option exercises during the 2000 fiscal year as well as the number of shares of QuadraMed's Common Stock subject to exercisable and unexercisable stock options which the Named Executive Officers held at the end of the 2000 fiscal year. No stock appreciation rights were exercised during the 2000 fiscal year.



                                                              NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                              OPTIONS AT FISCAL YEAR-END(#)   AT FISCAL YEAR END($)(1)
                                                              -----------------------------   ------------------------

                           SHARES
                           ACQUIRED ON    VALUE
NAME                       EXERCISE(#)    REALIZED (2)   EXERCISABLE  /  UNEXERCISABLE       EXERCISABLE   /  UNEXERCISABLE
----                       -----------    ------------   -----------     -------------       -----------      -------------
Lawrence P. English                                                0        1,000,000            -                  0
James D. Durham(3)            300,000      $2,416,000        405,000  /             0            -         /        0
John V. Cracchiolo(4)         150,000      $1,208,000              0  /             0            -         /        0
Mark N. Thomas                                                     0  /       350,000            -         /        0
Nancy Nelson                                                 264,510  /             0            -         /        0
Patrick Ahearn                                               232,334  /             0            -         /        0
Michael Wilstead                                              59,687  /       195,313            -         /        0

---------------

(1) Calculated by multiplying the number of underlying shares of Common Stock by the difference between the fair market value of the Common Stock as of December 31, 2000 and the exercise price of the option.

(2) Calculated by multiplying the number of shares acquired on exercise by the difference between the fair market value of the shares on the date of exercise and the exercise price.

(3) On January 3, 2000, Mr. Durham exchanged 300,000 QuadraMed stock options for $2,416,000. The $2,416,000 amount was calculated using the Black-Scholes option pricing model utilizing the January 3, 2000 closing price for QuadraMed stock of $9.6875. In lieu of receiving the $2,416,000 immediately, Mr. Durham agreed to have $1,208,000 of the proceeds deferred. The second $1,208,000 was immediately converted to 124,696 shares of QuadraMed Common Stock.

(4) On January 3, 2000, Mr. Cracchiolo exchanged 150,000 QuadraMed stock options for the sum of $1,208,000, which was calculated using the Black-Scholes option pricing model and the January 3, 2000 closing price of $9.6875. In lieu of receiving the $1,208,000 immediately, Mr. Cracchiolo agreed to have $604,000 of his proceeds deferred and the second $604,000 converted to 62,348 shares of QuadraMed Common Stock, which was calculated using the Black-Scholes pricing model and the January 3, 2000 closing price of $9.6875.

Employment and Other Agreements

Lawrence P. English and Mark N. Thomas Employment Agreements

     QuadraMed entered into letter agreements with Lawrence P. English and Mark N. Thomas on June 12, 2000 and May 12, 2000, respectively. The letter agreements provide for terms of two years, in each case with a provision for automatic one year extensions, unless either the executive or QuadraMed notifies the other that such party does not wish to extend the agreement. Mr. English and Mr. Thomas are currently paid salaries of $400,000 and $250,000, respectively, and may be paid such higher amounts as may from time to time be determined by QuadraMed. In addition, Mr. English and Mr. Thomas were guaranteed bonuses of $100,000 each and subsequent bonuses will be established by the Board in its sole discretion. The agreements confirmed a grant of stock options to Mr. English and Mr. Thomas to purchase 1,000,000 and 250,000 shares of Common Stock, respectively. In addition, Mr. English will be paid additional compensation in an amount equal to the net increase in his state income tax resulting solely from his becoming a California resident; and Mr. Thomas was reimbursed $22,987, representing unvested 401(k) funds with his prior employer.

     The agreements provide that, in the event of death, the executive's estate will be paid any unpaid compensation for services rendered through the date of death. In addition, Mr. Thomas will receive a special termination payment equal to 30 days base salary. If either executive is disabled, he will be paid any unpaid compensation for services rendered through the date of disability, together with any income continuation payments provided under any policies or programs funded by QuadraMed on his behalf. In addition, Mr. Thomas will receive the severance benefits payable in the event of an Involuntary Termination of employment other than a Termination for Cause (as those terms are defined in the letter agreement). If terminated by reason of an Involuntary Termination other than a Termination for Cause, Mr. English and Mr. Thomas will each receive in one lump sum an aggregate amount equal to two times and one times their then current base salaries, respectively. At their option, the executives may receive the severance payment in monthly installments over a one-year period following the date of Involuntary Termination. In addition, if Mr. Thomas is terminated by reason of Involuntary Termination (other than a Termination for Cause), he will receive a lump sum payment equal to his annual bonus of 40% of base compensation and will be provided life, health and disability participation, benefits and other coverages for a period of 12 months after his disability or Involuntary Termination. If Mr. English voluntarily resigns or is terminated by reason of Involuntary Termination during the one-year period ending June 12, 2001, QuadraMed will make the lease payments for an apartment inhabited by Mr. English through June 12, 2001. If either executive is terminated involuntary, all options granted under the 1996 Plan will automatically accelerate and vest and all Mr. English' and Mr. Thomas' vested options will remain exercisable for the full term of the option and for a period of three years following the involuntary termination, respectively.

     In the event of a change in control (as defined in the agreements), Mr. English will have the option, to voluntarily terminate his employment (the "Termination Election"). Effective upon such Termination Election, one-half of any of his options, which are unvested at the time of such Termination Election, will accelerate and vest in full upon such Change in Control and together with Mr. English's other vested options, will remain exercisable and outstanding for the full term of the option. In the event that Mr. English makes the Termination Election, he will have no right to receive any severance payments pursuant to his letter agreement. Acceleration of Mr. English's options is contingent on his continued employment for a minimum of 60 days after such Change in Control.

     To the extent any acquiring company in a Change in Control transaction does not assume or otherwise continue in force Mr. Thomas's outstanding options, those options will automatically accelerate and vest so that each such option, immediately prior to the Change in Control, becomes fully exercisable; such options will terminate immediately after the Change in Control. With respect to any options that are to be assumed or otherwise continued in effect after a Change in Control, and any restricted or unvested shares of Common Stock held by Mr. Thomas or Mr. English at the time of the Change in Control, any such options will accelerate and vest at the time of the Change in Control so that each option will become fully exercisable immediately prior to the Change in Control transaction and any restricted or unvested shares of Common Stock will immediately vest at that time and QuadraMed's repurchase rights with respect to those shares will terminate.

Michael Wilstead, Patrick Ahearn and Nancy Nelson Employment Agreements

     On April 1, 1999, QuadraMed entered into letter agreements with Patrick Ahearn, Executive Vice President, Michael Wilstead, Executive Vice President, and Nancy Nelson, Executive Vice President. Pursuant to the letter agreements, Mr. Ahearn's base salary was set at $208,000 for the 2000 calendar year, Ms. Nelson was to receive a base salary of $206,000, increased to $245,000 in January 2000, and Mr. Wilstead was to receive a base salary at the annual rate of $200,000 for calendar year 1999, increased to $235,000 in April 2000. Each executive is eligible for such annual cash bonuses as the Board in its discretion may award. The letter agreements also provide that if the executive is terminated by reason of disability or an Involuntary Termination other than a Termination for Cause (as those terms are defined in the letter agreement), each executive will receive an aggregate amount equal to his or her then current annual rate of base salary and will also continue to receive for a period of 12 months his or her life, health and disability and other benefits. In addition, upon a Change in Control or an Involuntary Termination other than a Termination for Cause as was defined in the Letter Agreement, outstanding options and all restricted or unvested Common Stock will vest immediately and remain exercisable for a period of three years thereafter. The term of the agreement is two years from the effective date and will be extended automatically on each succeeding anniversary of the effective date of the agreement for an additional one year period unless, not later than three months preceding such anniversary date, QuadraMed shall have given written notice to the executive that it will not extend the term of the letter agreement.

John V. Cracchiolo Separation Agreement

     On April 1, 1999, QuadraMed entered into a letter agreement with John
V. Cracchiolo pursuant to which Mr. Cracchiolo served as the President and Chief Operating Officer of QuadraMed. QuadraMed entered into a Separation Agreement, dated June 12, 2000, with John V. Cracchiolo, pursuant to which Mr. Cracchiolo's employment with QuadraMed as its President and Chief Operating Officer, terminated effective June 30, 2000 and he resigned as a director and/or officer of all subsidiaries and affiliates of QuadraMed and as a trustee of QuadraMed's pension plans. QuadraMed and Mr. Cracchiolo agreed that Mr. Cracchiolo would provide consulting services to QuadraMed at the rate of $150 per hour as requested from time to time through and including October 31, 2000.

     Pursuant to the Separation Agreement, QuadraMed is obligated to make the following payments and provide the following benefits to Mr.
Cracchiolo: (a) As payment in full of its obligations under Mr. Cracchiolo's employment agreement to pay severance benefits upon an Involuntary Termination (as defined in the employment agreement), a lump sum severance benefit of $687,500 and continuation for a minimum period of 12 months of all life, health and disability plan participation, benefit plans and other coverages to which Mr. Cracchiolo and his dependents are entitled; (b) All restrictions and repurchase rights on 60,000 restricted shares of Common Stock of QuadraMed granted to Mr. Cracchiolo in October, 1998, shall be deemed to have lapsed; (c) Accelerated vesting of 68,235 options granted to Mr. Cracchiolo, for a total of 270,000 fully vested options, which options will remain exercisable for the full term of the applicable option agreement; (d) Continuation of indemnification of Mr. Cracchiolo and coverage under QuadraMed's Directors' and Officers' Insurance, until December 31, 2007 with respect to acts occurring prior to termination of his employment; (e) vest in full immediately Mr. Cracchiolo's interest in the QuadraMed Corporation Stock Exchange Deferred Compensation Plan; (f) Mr. Cracchiolo agreed to forfeit all rights to payment of any kind under QuadraMed's Supplemental Executive Retirement Plan and that his termination of employment would not be treated as an Involuntary Termination under that Plan; (g) Mr. Cracchiolo is entitled to reimbursement for all customary, ordinary and necessary business expenses incurred in connection with his consulting duties; (h) QuadraMed will continue to pay premiums with respect to Mr. Cracchiolo's split-dollar life insurance arrangement and (i) Mr. Cracchiolo will be entitled to gross-up payments relating to excise taxes resulting from payments by QuadraMed to Mr. Cracchiolo. Mr. Cracchiolo agreed that his termination of employment would not be treated as an Involuntary Termination under the Stock Exchange Deferred Compensation Plan and, therefore, amounts due Mr. Cracchiolo pursuant to the Stock Exchange Deferred Compensation Plan are not payable immediately, but will be payable in accordance with the terms thereof.

     As a condition to Mr. Cracchiolo's entitlement to the compensation, payments and benefits provided under the Separation Agreement, Mr. Cracchiolo executed and delivered to QuadraMed an irrevocable general release. QuadraMed also executed and delivered a general release to Mr. Cracchiolo.

James D. Durham Separation Agreement

     In January 1999, QuadraMed entered into a letter agreement with Mr. Durham pursuant to which Mr. Durham served as QuadraMed's Chief Executive Officer. QuadraMed entered into a Separation Agreement, dated June 12, 2000, with Mr. Durham, pursuant to which Mr. Durham's employment with QuadraMed as its Chief Executive Officer, terminated effective June 12, 2000. Mr. Durham also resigned as a director and/or officer of all subsidiaries and affiliates of QuadraMed (except ChartOne). QuadraMed and Mr. Durham agreed that Mr. Durham would continue as a part-time employee of QuadraMed and as Chairman of the Board. Mr. Durham resigned as Chairman on December 31, 2000.

     Pursuant to the Separation Agreement, QuadraMed is obligated to make the following payments and provide the following benefits to Mr. Durham:
(a) payment in full of its obligations under Mr. Durham's employment agreement to pay severance benefits upon an Involuntary Termination (as defined in the employment agreement), a lump sum severance benefit of $2,316,000 was paid to Trigon Resources Corporation, which is owned by Mr. Durham and his children. Mr. Durham also received continuation for a minimum period of 24 months of all life, health and disability plan participation, benefit plans and other coverages to which Mr. Durham and his dependents are entitled; (b) In consideration for Mr. Durham's continued services as Chairman and a part-time employee, salary at an annual rate of $250,000 through January 1, 2001 and thereafter through December 31, 2003 at a rate of $2,000 per month; (c) All restrictions and repurchase rights on 112,000 restricted shares of Common Stock granted to Mr. Durham in October, 1998, were deemed to have lapsed; (d) Accelerated vesting of 105,208 options granted to Mr. Durham, for a total of 405,000 fully vested options, which options will remain exercisable for the full term of the applicable option agreement; (e) Continuation of indemnification of Mr. Durham and coverage under QuadraMed's Directors' and Officers' Insurance, until December 31, 2007 with respect to acts occurring prior to termination of his employment and/or Board membership; (f) Mr. Durham's interest in the QuadraMed Corporation Stock Exchange Deferred Compensation Plan and QuadraMed Corporation's Supplemental Executive Retirement Plan will continue to vest during the period of Mr. Durham's continued service as a director. Mr. Durham agreed that the changes effected by the Separation Agreement would not be treated as an involuntary termination under these Plans. QuadraMed made premium payments of approximately $500,000 with respect to life insurance policies designed to fund payments under the Stock Exchange Deferred Compensation Plan in each of the third and fourth fiscal quarters of 2000; (g) Mr. Durham was reimbursed for all customary, ordinary and necessary business expenses through December 31, 2000; (h) QuadraMed will continue to pay premiums with respect to Mr. Durham's split-dollar life insurance arrangement and will continue Mr. Durham's group life insurance policy in the amount of $1,000,000 during the time Mr. Durham is serving as an employee or director of QuadraMed and (i) Mr. Durham is entitled to gross-up payments relating to excise taxes resulting from payments by QuadraMed to Mr. Durham.

     As a condition to Mr. Durham's entitlement to the compensation, payments and benefits provided under the Separation Agreement, Mr. Durham executed and delivered to QuadraMed an irrevocable general release. QuadraMed also executed and delivered a general release to Mr. Durham.

Change in Control Arrangements

     In connection with an acquisition of QuadraMed by merger or asset sale, each outstanding option held by the Chief Executive Officer and the other executive officers under QuadraMed's 1994 Stock Plan (the predecessor equity incentive program to the 1996 Plan) or the 1996 Plan will automatically accelerate in full, except to the extent such options are to be assumed by the successor corporation. In addition, the Compensation Committee as Plan Administrator of the 1996 Plan will have the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer or any other executive officer or any unvested shares of Common Stock subject to direct issuances held by such individual, in connection with the termination of the officer's employment following: (1) a merger or asset sale in which these options are assumed or are assigned or (2) certain hostile changes in control of QuadraMed.

Stock Exchange Deferred Compensation Plan

     Effective January 3, 2000, QuadraMed adopted a Stock Exchange Deferred Compensation Plan (the "SEDCP") to provide specified benefits to, and help retain, a select group of management and highly compensated employees who contribute materially to QuadraMed's continued growth, development and future business. The SEDCP is unfunded for tax purposes and for purposes of Title I of ERISA. A committee of the board of directors is responsible, in its sole discretion, to select the employees to participate in the SEDCP.

     Under the SEDCP, QuadraMed is required to credit an amount to a participant's account under the SEDCP as of the date specified in the participant's Exchange Agreement. One-half of the amount so credited must be credited to the participant's company stock account and the other half must be credited to the participant's other investments account. A participant is vested in his or her SEDCP account in relation to each participant's years of service after January 3, 2000 as follows: (1) 0% if less than three years and (2) 100% if three years or more. In the event of a change in control, a participant's death, disability, retirement or involuntary termination of employment, other than a termination of employment for cause, a participant's SEDCP account immediately becomes 100% vested.

Supplemental Executive Retirement Plan

     Effective January 1, 2000, QuadraMed adopted a Supplemental Executive Retirement Plan (the "SERP") to provide specified benefits to, and help retain, a select group of management and highly compensated employees who contribute materially to QuadraMed's continued growth, development and future business success. The SERP is unfunded for tax purposes and for purposes of Title I of ERISA. A committee of the Board is responsible, in its sole discretion, to select the employees to participate in the SERP.

     Under the SERP, participants receive a 20-year installment benefit, payable monthly and commencing at age 60, equal to the product of 0.05 multiplied by such participant's highest annual compensation multiplied by his or her years of service (not to exceed 13) multiplied by 1/12. A participant is vested in his or her SERP benefit in relation to such participant's years of participation in the plan on the date of termination of employment, as follows: (1) 0% if less than seven years and (2) 100% if seven years or more. In the event of a change in control, a participant's death, disability, retirement or involuntary termination of employment, other than a termination of employment for cause, a participant becomes immediately vested in his or her SERP benefit. In the event of an involuntary termination, other than for cause, a participant is entitled to a lump sum amount, rather than the installment payments described above, equal to the actuarial equivalent of a 20-year monthly installment payment equal to the product of 0.65 multiplied by the participant's highest annual compensation multiplied by 1/12.

     The following table shows the estimated annual payments payable at normal retirement to a SERP participant. The benefits shown in the table are not subject to offset for Social Security or other benefits.


                                                    Pension Plan Table
                                            Annual Benefits Upon Retirement
                                            With Years Of Service Indicated

HIGHEST ANNUAL COMPENSATION                    5 YEARS             10 YEARS              15 YEARS
---------------------------                    -------             --------              --------

$500,000................................       $125,000            $250,000              $325,000
$600,000................................       $150,000            $300,000              $390,000
$700,000................................       $175,000            $350,000              $455,000
$800,000................................       $200,000            $400,000              $520,000
$900,000................................       $225,000            $450,000              $585,000


     For purposes of the SERP, "highest annual compensation" means a participant's highest annual compensation, including salary and bonuses, during the participant's last ten years of employment. The "salary" and "bonuses" used to determine a participant's "highest annual compensation" are the same as the salary and bonuses disclosed in the "Salary" and "Bonuses" columns of the Summary Compensation Table.

     As of December 31, 2000, the "years of plan participation" for Mr. Durham was 1 year. Under Mr. Durham's Separation Agreement, his interest in the SERP will continue to vest in accordance with the terms of the SERP during the period he continues to serve as a director of QuadraMed. Mr. Durham agreed that his Separation Agreement did not constitute an Involuntary Termination as defined in the SERP. Any failure by the stockholders to elect Mr. Durham, however, as a director will immediately vest his benefits under the SERP but will not accelerate the payment of such benefits as of December 31, 2000. No QuadraMed executive officers other than Mr. Durham were participants in the SERP.

Grantor Trust Agreement

     Effective January 1, 2000, QuadraMed entered into a Grantor Trust Agreement with Wachovia Bank, N.A. pursuant to which QuadraMed agreed to make contributions to a trust to satisfy QuadraMed's obligations under the DCP, the SEDCP and the SERP. Upon a threatened change in control, QuadraMed is required to make contributions to the trust in an amount equal to not less than 100%, but not more than 120%, of the amount necessary to pay all benefits due under the Plans on the date the threatened change in control occurs. In the event a change in control does not occur within six months of the threatened change in control, QuadraMed has the right to recover such funds. Upon a change in control, QuadraMed is obligated to make an irrevocable contribution to the trust in an amount equal to not less than 100%, but not more than 120%, of the amount necessary to pay all benefits due under the Plans on the date the change in control occurs. QuadraMed is also obligated to fund a $125,000 expense reserve for the trustee upon a threatened change in control or a change in control. A "threatened change in control" is defined to include any pending offer for QuadraMed's outstanding shares of Common Stock, any pending offer to acquire QuadraMed by merger, or any pending action or plan to effect a change in control.

          Compensation Committee Report on Executive Compensation

     It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of QuadraMed, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to QuadraMed's executive officers under QuadraMed's 1996 Plan.

     The Compensation Committee believes that the compensation programs for QuadraMed's executive officers should reflect QuadraMed's performance and the value created for QuadraMed's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of QuadraMed and should reward individual contribution to QuadraMed's success. QuadraMed is engaged in a very competitive industry, and QuadraMed's success depends in part upon its ability to attract and retain qualified executives with competitive compensation packages.

     General Compensation Policy. The Compensation Committee's policy is to provide QuadraMed's executive officers with compensation opportunities that
(i) are tied to personal performance and contribution to QuadraMed's financial performance and (ii) are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (1) base salary, (2) variable incentive awards and (3) long-term, equity-based incentive awards.

     The Compensation Committee has retained the services of an independent compensation consulting firm to provide advice on executive compensation matters including the base salary and incentive compensation levels for executive officers. Specifically, the consulting firm furnished the Committee with compensation surveys and data for purposes of comparing QuadraMed's executive compensation levels with those at companies within and outside the industry with which QuadraMed competes for executive talent and provided the Committee with specific recommendations for maintaining QuadraMed's executive compensation at a level competitive with the marketplace.

     Factors. The principal factors that were taken into account in establishing each executive officer's compensation package for the 2000 fiscal year are described below. The Compensation Committee, however, may, in its discretion, apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     Chief Executive Officer Compensation. In setting the base salary level payable for the 2000 fiscal year to QuadraMed's former Chief Executive Officer, James D. Durham, the Compensation Committee reviewed a detailed performance evaluation compiled for Mr. Durham. The performance evaluation took into consideration Mr. Durham's qualifications, the level of experience brought to his position and gained while in the position, QuadraMed goals for which Mr. Durham had responsibility, specific accomplishments to date, and the importance of Mr. Durham's individual contributions to the achievement of QuadraMed's goals and objectives set for the prior fiscal year. In addition, the Compensation Committee sought to provide him with a level of base salary which it believed, on the basis of its understanding of the salary levels in effect for other chief executive officers at similar-sized companies in the industry, to be competitive with those base salary levels.

     Effective June 12, 2000, Lawrence P. English became Chief Executive Officer and effective December 31, 2000, he was elected as the Chairman of the Board. The Compensation Committee believes the total compensation arrangement for Mr. English is competitive with that provided by comparable companies and is commensurate with the responsibilities of his office as Chief Executive Officer of QuadraMed.

     Other Executive Officer Compensation. In setting base salaries for executive officers other than the Chief Executive Officer, the Compensation Committee reviewed the compensation data and surveys provided by the independent consultant for comparative compensation purposes. A peer group of companies was identified for such comparative purposes. In selecting the peer group companies, the Compensation Committee focused primarily on whether those companies were actually competitive with QuadraMed in seeking executive talent, whether those companies had a management style and corporate culture similar to QuadraMed's and whether similar positions existed within their corporate structure.

     The base salary for each executive officer other than the Chief Executive Officer reflects the salary levels for comparable positions at the peer group companies as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Each executive officer's base salary is adjusted each year on the basis of (1) the Compensation Committee's evaluation of the officer's personal performance for the year and (2) the competitive marketplace for persons in comparable positions.

     Variable Incentive Awards. To reinforce the attainment of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool for executive officers is determined on the basis of QuadraMed's achievement of the financial performance targets established at the beginning of the fiscal year and the executive's individual contribution.

     Long-Term, Equity-Based Incentive Awards. The goal of QuadraMed's long-term equity-based incentive awards is to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage QuadraMed from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within QuadraMed and sets the incentives at a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, and comparable awards made to individuals in similar positions with comparable companies. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to QuadraMed's executive officers for the 2000 fiscal year did not exceed the $1 million limit per officer. Because it is unlikely that the cash compensation payable to any of QuadraMed's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to QuadraMed's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level. The Board of Directors did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 2000 fiscal year. It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align QuadraMed's performance and the interests of QuadraMed's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

     Submitted by the Compensation Committee of QuadraMed's Board of Directors

                                                   Cornelius T. Ryan

                                                   F. Scott Gross




                             Performance Graph

     The following chart, which was produced by Research Data Group, depicts QuadraMed's performance for the period beginning on October 10, 1996 (QuadraMed's initial public offering date) and ending December 31, 2000, as measured by total stockholder return on the Common Stock compared with the total return of the NASDAQ Stock Market (U.S.) Index and the NASDAQ Computer and Data Processing Index. Upon request, QuadraMed will furnish stockholders a list of the component companies of such indexes.


              COMPARISON OF 50 MONTH CUMULATIVE TOTAL RETURN*
                       AMONG QUADRAMED CORPORATION,
                   THE NASDAQ STOCK MARKET (U.S.) INDEX
              AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX


                             [GRAPHIC OMITTED]





                                         COMPARISON OF 50 MONTH CUMULATIVE TOTAL RETURN
                                                  AMONG QUADRAMED, THE NASDAQ STOCK
                                          MARKET (U.S.) INDEX AND THE NASDAQ COMPUTER &
                                                     DATA PROCESSING INDEX

                            10/10/96   12/31/96      12/31/97    12/31/98    12/31/99    12/31/00
                            --------   --------      --------    --------    --------    --------
QuadraMed                     100        94.85        226.80       169.07     71.91        6.71
Nasdaq Stock Market           100       104.12        127.50       179.83    334.20      201.08
Nasdaq Computer &
Data Processing               100       103.07        126.61       225.92    496.40      229.59


     Notwithstanding anything to the contrary set forth in any of QuadraMed's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by QuadraMed under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation and QuadraMed's Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by QuadraMed under those statutes.

          Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires QuadraMed's directors and executive officers, and persons who own more than 10% of a registered class of QuadraMed's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of QuadraMed's equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish QuadraMed with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for those persons, QuadraMed believes that all reporting requirements under
Section 16(a) for the fiscal year ended December 31, 2000 were met in a timely manner by its directors, executive officers, and greater than 10% beneficial owners, except that the filing of three Form 3 reports, one by Lawrence P. English, one by Mark N. Thomas, and one by Michael H. Lanza were late.

               Certain Relationships and Related Transactions

     Michael King, a QuadraMed director, is the Chief Executive Officer of Healthscribe, Inc., a provider of transcription services. During 2000, QuadraMed paid a total of $916,662.07 to Healthscribe, Inc. for transcription services. Most contracts for these services had been established before Mr. King became Chief Executive Officer of Healthscribe, Inc.

     Pursuant to the terms of an Asset Contribution Agreement dated May 3, 2000, QuadraMed created a wholly owned subsidiary, ChartOne, and transferred and assigned to it the assets and liabilities of its ROI business. On June 7, 2000, ChartOne completed the sale of 2,520,000 shares of its Series A Preferred Stock to Warburg Pincus and Prudential Securities for an aggregate cash purchase of $25.2 million, pursuant to the terms of a Securities Purchase Agreement. In addition, on June 7, 2000, ChartOne completed the sale of 151,000 shares of its common stock to James D. Durham, the then-Chairman of QuadraMed, and 30,000 shares of its common stock to James D. Durham and Sandra J. Durham, jointly, at a purchase price equal to the independently appraised value of $2.36 per share, pursuant to the terms of a Management Subscription Agreement. The aggregate purchase price of $427,160 was paid $18,100 in cash and by the delivery of a note in the amount of $341,260 issued by James D. Durham (the "Durham Note") and a note in the amount of $67,800 issued by James D. Durham and Sandra J. Durham (the "Joint Note"). The Durham Note is secured by 151,000 shares of ChartOne common stock and 93,436 shares of QuadraMed Common Stock. The Joint Note is secured by 30,000 shares of ChartOne common stock and 18,564 shares of QuadraMed Common Stock. On October 19, 2000, QuadraMed sold its remaining interest in ChartOne for approximately $26.6 million in cash to Warburg Pincus and Prudential Securities pursuant to the terms of a second Securities Purchase Agreement.




                       Security Ownership of Certain
                      Beneficial Owners and Management

     The following table sets forth certain information regarding the beneficial ownership of QuadraMed's Common Stock as of May 1, 2001 by (1) each person (or group of affiliated persons) known by QuadraMed to be the beneficial owner of more than 5% of the outstanding shares of Common Stock,
(2) each director of QuadraMed, (3) each Named Executive Officer of QuadraMed and (4) all current executive officers and directors of QuadraMed as a group.


                                                                       SHARES OF COMMON
                                                                       STOCK BENEFICIALLY
                                                                       OWNED (1)
                                                                       ------------------
NAME OF BENEFICIAL OWNERS                                                     NUMBER               PERCENT
-------------------------                                                     ------               -------
Nitin T. Mehta(2)...............................................             1,326,362              5.15%
     58 Greenoaks Drive
     Atherton, California 94027
Lawrence P. English(3) .........................................               100,000              *
James D. Durham(4)..............................................             1,368,465              5.31%
Albert L. Greene(5).............................................                21,000              *
F. Scott Gross(6)...............................................                 8,611              *
Michael J.King(7)...............................................               158,702              *
E.A. Roskovensky(8).............................................                12,280              *
Cornelius T. Ryan(9)............................................                24,611              *
John V. Cracchiolo(10)..........................................                62,348              *
Mark N. Thomas(11)..............................................                    --              *
Nancy Nelson(12)................................................               274,518              1.07%
Patrick Ahearn(13)..............................................               232,334              *
Michael Wilstead(14)............................................                99,896              *
All executive officers and directors as a group
(12 persons)(15)................................................             1,793,565              6.96%

         ---------------
           *  Less than 1%
       (1) Percentage ownership is based on 25,754,696 shares of Common Stock outstanding on May 1, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

       (2) Represents shares beneficially owned by Nitin T. Mehta based on information contained in a Schedule 13G filed on June 15, 1998.

       (3) Excludes 1,000,000 shares subject to options not exercisable within 60 days of May 1, 2001.

       (4) Includes 23,295 shares of Common Stock owned by Trigon Resources Corporation ("Trigon"), a corporation owned by Mr. Durham and his two children, and 134,574 shares of Common Stock issuable upon exercise of a warrant held by Trigon. Also includes 405,000 shares issuable upon exercise of fully vested options, and 112,000 shares of Common Stock granted to Mr. Durham in October 1998. Also includes 123,944 shares of Common Stock owned by Mr. Durham's wife, Sandra J. Durham, as to which Mr. Durham disclaims any beneficial ownership. Also includes 89,356 shares purchased by Mr. and Mrs. Durham and 124,696 shares received in a stock exchange plan in January 2000. Mr. Durham was Chairman of the Board of Directors until his resignation effective December 31, 2000 and was Chief Executive Officer of QuadraMed until his resignation effective June 12, 2000. See "Employment and Other Agreements; Change in Control Arrangements" for a description of Mr. Durham's Separation Agreement.

       (5) Includes 21,000 shares of Common Stock issuable upon exercise of options, and excludes 1,000 shares subject to options not exercisable within 60 days of May 1, 2001.

       (6) Includes 8,611 shares of Common Stock issuable upon exercise of options, and excludes 7,389 shares subject to options not exercisable within 60 days of May 1, 2001.

       (7) Includes 158,702 shares of Common Stock issuable upon exercise of options, and excludes 4,620 shares subject to options not exercisable within 60 days of May 1, 2001.

       (8) Includes 9,380 shares of Common Stock issuable upon exercise of options, and excludes 4,620 shares subject to options not exercisable within 60 days of May 1, 2001.

       (9) Includes 24,661 shares of Common Stock issuable upon exercise of options, and excludes 8,723 shares subject to options not exercisable within 60 days of May 1, 2001.

       (10) Includes 60,000 shares of Common Stock granted to Mr. Cracchiolo in October 1998. Mr. Cracchiolo resigned as President and Chief Operating Officer of QuadraMed effective June 30, 2000. See "Employment and Other Agreements; Change in Control Arrangements" for a description of Mr.
              Cracchiolo's Separation Agreement.

       (11) Excludes 350,000 shares subject to options not exercisable within 60 days of May 1, 2001.

       (12) Includes 274,510 shares of Common Stock issuable upon exercise of options.

       (13) Includes 232,334 shares of Common Stock issuable upon exercise of options.

       (14) Includes 97,396 shares of Common Stock issuable upon exercise of options, and excludes 157,604 shares subject to options not exercisable within 60 days of May 1, 2001.

       (15) See notes (1) through (9), (11) and (14) above. Excluded are 200,000 non-qualified stock options granted to Michael H. Lanza, Executive Vice President and Corporate Secretary; 200,000 non-qualified stock options granted to Peter van der Grinten, President-Enterprise Division; and 100,000 non-qualified stock options granted to Dean Souleles, Chief Technology Officer.

                                 PROPOSAL 2

                 Amendment to the 1996 Stock Incentive Plan

     The Company's stockholders are being asked to approve an amendment to the 1996 Plan to increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1996 Plan from 3,953,981 shares to 5,118,981 and to qualify the shares for purposes of Sections 162(m) and 422 of the Internal Revenue Code of 1986, as amended. The Board of Directors of the Company believes that the increase in the number of shares available for issuance over the term of the 1996 Plan is necessary in order to assure that the Company will have a sufficient reserve of Common Stock available to continue to utilize option grants for purposes of attracting and retaining the services of key individuals essential to the Company's long-term success.

     The 1996 Plan became effective on June 26, 1996 (the "Effective Date") upon approval by the Board and serves as the successor to the Company's predecessor 1994 Stock Plan (the "1994 Plan"). On the Effective Date, all outstanding options under the 1994 Plan were incorporated into the 1996 Plan and the 1994 Plan accordingly terminated. At the annual meeting of the stockholders held on October 6, 2000, stockholders voted to (1) increase the maximum number of shares authorized for issuance under the 1996 Plan by 500,000 shares and (2) increase the maximum number of shares for which any one person may receive options, stock appreciation rights or direct stock issuance by an additional 500,000 shares to 1,000,000 shares in the aggregate per calendar year. The amendments to the 1996 Plan that are the subject of this Proposal were adopted by the Board on April 18, 2001.

     Section 162(m) of the code generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exemptions to Section 162(m) apply with respect to "performance-based compensation." Awards granted under the 1996 Plan are intended to constitute qualified performance-based compensation eligible for such exceptions, and the company will continue to monitor the applicability of Section 162(m) to its ongoing compensation arrangements. The Company does not expect that amounts of compensation paid to its executive officers will fail to be deductible on account of Section 162(m). If the proposed amendment to the 1996 Plan set forth in Proposal 2 is adopted and approved by the stockholders of the Company, the 1996 Plan, as amended, will be in compliance with the requirements of Section 162(m) for "performance-based compensation."

     The following paragraphs summarize the more significant features of the 1996 Plan. The summary is subject, in all respects, to the terms of the 1996 Plan, the text of which, as proposed to be amended, is set forth in Annex A attached hereto. In Annex A, the materials that would be deleted from the plan pursuant to the proposed amendment are stricken through, and the material that would be added by such amendment are double underlined. If the amendment is not approved by the stockholders, the 1996 Plan will continue in effect under its present terms.

                         Equity Incentive Programs

     The 1996 Plan contains five separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Investment Option Grant Program, (iii) a Stock Issuance Program, (iv) an Automatic Option Grant Program, and (v) a Director Fee Option Grant Program. The principal features of each program are described below. The Compensation Committee has the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members. The Compensation Committee and the full Board each have separate but concurrent authority to make option grants and stock issuances under those programs to all other eligible individuals. The Compensation Committee also has the exclusive authority to select the executive officers and other highly compensated employees who may participate in the Salary Investment Option Grant Program, but neither the Compensation Committee nor the Board will exercise any administrative discretion with respect to option grants under the Salary Investment Option Grant Program, or under the Automatic Option Grant or Director Fee Option Grant Program for the non-employee Board members. All grants under these three latter programs are made in strict compliance with the express provisions of each such program. The term Plan Administrator, as used in this summary, will mean either the Compensation Committee or the Board, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 1996 Plan.

                       Shares Available for Issuance

     As of May 1, 2001, no shares of Common Stock were available for issuance under the 1996 Plan. If Proposal 2 is approved, the number will increase to 1,165,000 shares. The number of shares of Common Stock available for issuance under the 1996 Plan automatically increases on the first trading day of each calendar year by an amount equal to 1.5% of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year. However, no individual may be granted options, stock appreciation rights and direct stock issuances for more than 1,000,000 shares in the aggregate per calendar year.

     The shares of Common Stock issuable under the 1996 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market. Shares subject to any outstanding options under the 1996 Plan (including options incorporated from the 1994 Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1996 Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the 1996 Plan will also be available for reissuance. However, shares subject to any option surrendered in accordance with the stock appreciation rights provisions of the 1996 Plan will not be available for subsequent issuance.

                                Eligibility

     Employees, non-employee Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Executive officers and other highly compensated employees are also eligible to participate in the Salary Investment Option Grant Program, and non-employee members of the Board are also eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

     As of May 1, 2001, five executive officers, five non-employee Board members and approximately 1,000 other employees and fewer than 10 consultants or advisors were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, approximately five executive officers and other highly compensated employees were eligible to participate in the Salary Investment Option Grant Program, if approved by the Compensation Committee, and five non-employee Board members were eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

                                 Valuation

     The fair market value per share of Common Stock on any relevant date under the 1996 Plan is the closing selling price per share on that date on the Nasdaq SmallCap Market. On May 1, 2001, the fair market value per share was $2.32.

                     Discretionary Option Grant Program

Grants. The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when such grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding. All expenses incurred in administering the 1996 Plan are paid by the Company.

Price and Exercisability. Each option grant has an exercise price per share not less than 100% of the fair market value per share of Common Stock on the option grant date, and no option has a term in excess of ten years. The shares subject to each option generally vest in a series of installments over a specified period of service measured from the grant date.

     The exercise price may be paid in cash or in shares of the Common Stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     An optionee has no stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

Termination of Service. Upon the optionee's cessation of service, the optionee has a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Cancellation/Regrant Program. The Plan Administrator has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                   Salary Investment Option Grant Program

Grants. The Plan Administrator has complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other highly compensated individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by an amount not less than $10,000.00 nor more than $50,000.00. Each individual who files a proper salary reduction authorization is automatically granted an option under the Salary Investment Option Grant Program on or before the last trading day in January of the calendar year for which that salary reduction is to be in effect.

Terms. Each option is subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

     -   Each option is a non-statutory option.

     - The exercise price per share is equal to one-third of the fair market value per share of Common Stock on the option grant date, and the number of option shares is determined by dividing the total dollar amount of the authorized reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) is equal to the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the option grant is made.

     - The option becomes exercisable for the option shares in a series of 12 successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

     - Each option remains outstanding for vested shares until the earlier of (i) the expiration of the ten-year option term or (ii) the expiration of the three-year period measured from the date the optionee's service terminates.

                           Stock Issuance Program

     Shares may be sold under the Stock Issuance Program at a price per share not less than 100% of their fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued as a bonus for past services, with no cash outlay required of the participant.

     Shares issued as a bonus for past services are fully vested upon issuance. All other shares issued under the program are subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator, however, has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1996 Plan.

                       Automatic Option Grant Program

Grants. Under the Automatic Option Grant Program, each individual who is first elected or appointed as a non-employee Board member will receive at the time of such initial election or appointment an automatic option grant for 10,000 shares of Common Stock, provided such individual was not previously in the Company's employ. At each annual stockholders meeting, each individual who is to continue in service as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular meeting, will automatically be granted at that meeting an option to purchase 6,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There is no limit on the number of such 6,000-share options which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the Company's employ are fully eligible for one or more 6,000-share option grants over their period of Board service.

Terms. Each option under the Automatic Option Grant Program has an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the grant date.

     The option is immediately exercisable for all the option shares, but any purchased shares are subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. Each initial 10,000-share grant vests, and the Company's repurchase rights lapse, as follows: (i) 1/3 of the option shares vest upon the optionee's completion of one year of Board service measured from the option grant date and (ii) the balance of the option shares vest in a series of 24 successive equal monthly installments upon the optionee's completion of each additional month of Board service over the 24-month period measured from the first anniversary of such grant date. Each annual 6,000-share grant vests, and the Company's repurchase right lapses, in a series of 12 successive equal monthly installments over the optionee's period of Board service measured from the grant date.

     The shares subject to each outstanding automatic option grant will vest immediately should any of the following occur while the optionee continues in Board service: (i) the optionee's death or permanent disability, (ii) an acquisition of the Company by merger or asset sale,
(iii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iv) a change in the majority of the Board effected through one or more proxy contests for Board membership. Each automatic option grant held by an optionee upon his or her termination of Board service remains exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a 12-month period following such termination date.

                     Director Fee Option Grant Program

Grants. Each non-employee Board member has the right to apply all or a portion of his or her total retainer fee otherwise payable in cash each year to the acquisition of a special option grant under the Director Fee Option Grant Program. The grant is made automatically on the first trading day in January following the filing of the stock-in-lieu of cash election and has an exercise price per share equal to 1/3 of the fair market value of the option shares on the grant date. The number of option shares is determined by dividing the total dollar amount of the retainer fee subject to the director's election by 2/3 of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) is equal to the portion of the retainer fee subject to the director's election.

Terms. The options become exercisable for 50% of the option shares upon the optionee's completion of six months of Board service in the calendar year for which his or her election is in effect and become exercisable for the balance of the option shares in a series of six successive equal monthly installments upon the optionee's completion of each additional month of Board service during that calendar year. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the options terminate immediately with respect to any unvested shares subject to the option at the time. However, the option remains exercisable for the vested shares subject to the option until the earlier of (i) the expiration of the ten-year option term or (ii) the end of the three-year period measured from the date of the optionee's cessation of Board service. Should the optionee's service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option and may be exercised for such shares until the earlier of (i) the expiration of the ten-year option term or (ii) the end of the three-year period measured from the date of the optionee's cessation of Board service.

                             Outstanding Grants

     As of May 1, 2001, options for an aggregate of 3,412,001 shares of common stock were outstanding under the 1996 Plan and approximately 1,000 employees, seven directors and fewer than 10 consultants or advisors were eligible to participate in the 1996 Plan. Options to purchase 590,927 shares of common stock granted under the 1996 Plan have been exercised. As of May 1, 2001, no shares of common stock (excluding the 1,165,000 share increase that the stockholders are being asked to approve) are available for the grants under the 1996 Plan. On May 1, 2001, the closing price of the Company's common stock on the Nasdaq SmallCap Market was $2.32 per share.

     As of May 1, 2001, the following persons or groups had in total received restricted stock, stock units and/or options for shares of common stock under the 1996 Plan:


                                   Name and Position                                  Number of Shares
                                   -----------------                                  ----------------
    Lawrence P. English, Chairman of the Board
        and Chief Executive Officer........................................               1,000,000
    James D. Durham, Director, Former Chief Executive Officer..............                 405,000
    Mark N. Thomas, Chief Financial Officer................................                 350,000
    Michael Wilstead, Executive Vice President.............................                 255,000
    Michael H. Lanza, Executive Vice President and
        Corporate Secretary................................................                 200,000
    Peter van der Grinten, President-Enterprise Division...................                 200,000
    Dean Souleles, Chief Technology Officer................................                 100,000
    Nancy Nelson, Former Executive Vice President..........................                 274,510
    Patrick Ahearn, Former Executive Vice President........................                 232,334
    Current Executive Officers.............................................               2,105,000
    Non-Executive Director Group...........................................                 240,122
    Non-Executive Officer Employee Group...................................                 453,505




The exercise price of all options was the fair market value of the Common Stock on the date of grant.

                          General Plan Provisions

     Acceleration. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are transferred to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period following such acquisition. The Plan Administrator will have similar discretion to grant options which will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period following a change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members). The Plan Administrator may also provide for the automatic vesting of any outstanding shares under the Stock Issuance Program upon similar terms and conditions.

     Each option outstanding under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will also automatically accelerate in the event of an acquisition or change in control of the Company.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Stock Appreciation Rights. The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Plan:

     Tandem stock appreciation rights, which may be granted under the Discretionary Option Grant Program, provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

     Limited stock appreciation rights may be granted under the Discretionary Option Grant Program to one or more officers of the Company as part of their option grants. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

     All options granted under the Automatic Option Grant, Salary Investment Option Grant and Director Fee Option Grant Programs include a Limited Stock Appreciation Right. With respect to such options, prior stockholder approval constituted pre-approval of each such option granted after the Special Meeting and the subsequent surrender of that option in accordance with foregoing provisions. No additional approval of the Plan Administrator or the Board will be required at the time of the actual option surrender or cash distribution.

Changes in Capitalization. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1996 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1996 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

Financial Assistance. The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1996 Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

Special Tax Election. The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Amendment and Termination. The Board may amend or modify the 1996 Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation. The Board may terminate the 1996 Plan at any time, and the 1996 Plan will in all events terminate on April 30, 2006.

                      Federal Income Tax Consequences

Option Grants. Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories:
     (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuance. The tax principles applicable to direct stock issuances under the 1996 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

New Plan Benefits. As of May 23, 2001, no options had been granted in reliance upon the 1,165,000-share increase to the total number of shares reserved for issuance under the 1996 Plan that is subject to stockholder approval under this Proposal 2. It is not possible to determine at this time the future awards that will be granted under the 1996 Plan. No awards made under the 1996 Plan prior to the date of the 2001 Annual Meeting have been made subject to such approval.

                  Recommendation of the Board Of Directors

         The Board of Directors unanimously recommends that stockholders vote "FOR" the approval of the amendment to the 1996 Plan.




                                 PROPOSAL 3
                       Ratification of Appointment of
                       Independent Public Accountants

     The Audit Committee has appointed, and the Board of Directors has approved, Pisenti & Brinker LLP to act as independent public accountants of the Company for the fiscal year ending December 31, 2001. The Board has directed that such appointment be submitted to the stockholders of the Company for ratification at the 2001 Annual Meeting.

     Stockholder ratification of the appointment of Pisenti & Brinker LLP as the Company's independent auditors is not required. However, the Board of Directors is submitting the appointment to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Board of Directors will reconsider whether or not to retain Pisenti & Brinker LLP or another firm. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different auditing firm at any time during the 2001 fiscal year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

     Representatives of Pisenti & Brinker LLP are expected to be present at the 2001 Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Pisenti & Brinker LLP has audited the Company's consolidated financial statements since May 2000.

                 Changes in Company's Certifying Accountant

     On March 27, 2000, the Company and Arthur Andersen LLP ("AA") agreed to terminate AA's engagement as QuadraMed's independent auditors. AA's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the termination of AA's engagement, there were no disagreements with AA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AA, would have caused them to make reference to the subject matter of such disagreements in connection with their reports.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the termination of AA's engagement:

         (1) AA did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

         (2) AA did not advise the Company that information had come to AA's attention that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management;

         (3) AA did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause AA to be unwilling to rely on management's representations or be associated with the Company's financial statements; and

         (4) AA did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report

         The Company has provided AA with a copy of these disclosures and has asked AA to provide it with a letter addressed to the Securities and Exchange Commission stating whether AA agrees with the Company's statements and, if not, stating the respects in which AA does not agree. A copy of AA's letter has been filed previously with the Securities and Exchange Commission as Exhibit 16.2 to the Company's Current Report on Form 8-K dated March 31, 2000.

         On May 8, 2000, QuadraMed Corporation engaged Pisenti & Brinker LLP, 1318 Redwood Way, Suite 210, Petaluma, California 94954, as the principal accountants to audit QuadraMed Corporation's financial statements for the fiscal year ending December 31, 2000.

                        Fees of Independent Auditors

         During fiscal year 2000, we retained an independent auditor, Pisenti & Brinker, LLP, to provide services in the following categories and amounts:


Audit Fees..............................................................       $123,500
Financial Information Systems Design and Implementation Fees............       $ 22,700
All Other Fees..........................................................       $117,300

         The Audit Committee has considered whether the provision of non-audit services provided by Pisenti & Brinker, LLP is compatible with maintaining their independence.

                  Recommendation of the Board Of Directors

         The Board of Directors recommends that stockholders vote "FOR" the proposal to ratify the appointment of Pisenti & Brinker LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001.

                           Stockholder Proposals

     From time to time stockholders present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. Under the rules of the Securities and Exchange Commission, to be included in the proxy statement for the 2002 annual meeting, proposals must be received by the Company no later than January 25, 2002.

     Pursuant to the Company's Bylaws, stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The Company's Bylaws require all stockholders who intend to make proposals at an annual stockholders meeting to submit their proposals to the Company no later than the close of business on the 60th day prior to nor earlier than the close of business on the 90th day prior to the anniversary date of the previous year's annual meeting. To be eligible for consideration at the 2002 annual meeting, proposals that have not been submitted by the deadline for inclusion in the proxy statement must be received by the Company between March 17, 2002 and April 16, 2002. In the event the date of the 2002 annual meeting is changed by more than 30 days from the date contemplated as of the date of this proxy statement, stockholder notice must be received not earlier than the close of business on the 90th day prior to the 2002 annual meeting nor later than the close of business on the 60th day prior to the 2002 annual meeting. However, in the event a public announcement of the date of the 2002 annual meeting is first made fewer than 70 days prior to the annual meeting, stockholder proposals must be made by the close of business on the 10th day following such public announcement. These provisions are intended to allow all stockholders to have an opportunity to consider business expected to be raised at the meeting.

                              * * * * * * * *

     It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                   By Order of the Board of Directors,

                                   /s/ Michael H. Lanza
                                   -----------------------------------
                                   Michael H. Lanza
                                   Corporate Secretary

May 23, 2001
San Rafael, California



                                  Annex A

                           QUADRAMED CORPORATION
                         1996 STOCK INCENTIVE PLAN
                         -------------------------

                                ARTICLE ONE

                             GENERAL PROVISIONS
                             ------------------

       I.         PURPOSE OF THE PLAN

                  This 1996 Stock Incentive Plan is intended to promote the interests of QuadraMed Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

      II.         STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into five separate equity programs:

                           -        the Discretionary Option Grant
Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                           -        the Salary Investment Option Grant
Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

                           -        the Stock Issuance Program under which
eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

                           -        the Automatic Option Grant Program under
which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

                           -        the Director Fee Option Grant Program
under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

                  B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

     III.         ADMINISTRATION OF THE PLAN

                  A. Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. Beginning with the Section 12 Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to
Section 16 Insiders and shall have sole and exclusive authority to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

                  B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                  C.       Members of the Primary Committee or any
Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

                  E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                  F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

      IV.         ELIGIBILITY

                  A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                                 (i)        Employees,

                                (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                               (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                  B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

                  C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

                  D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                  E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Underwriting Date who have not previously received a stock option grant from the Corporation,
(ii) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

                  F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

       V.         STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 1,369,391 (stricken through) 5,118,981 (double underlined) shares. Such authorized share reserve is comprised of (i) the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, plus (ii) an additional increase of 783,653 shares authorized by the Board but subject to stockholder approval prior to the Section 12 Registration Date.

                  B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1997 calendar year, by an amount equal to one and one-half percent (1.5%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

                  C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 200,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year.

                  D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor
Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                  E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan.
Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                ARTICLE TWO

                     DISCRETIONARY OPTION GRANT PROGRAM
                     ----------------------------------

       I.         OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A.       Exercise Price.

                           1.       The exercise price per share shall be
fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.       The exercise price shall become immediately
due upon exercise of the option and shall, subject to the provisions of
Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                                 (i)        cash or check made payable to the
         Corporation,

                                (ii)        shares of Common Stock held for
         the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                               (iii)        to the extent the option is
         exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C.       Effect of Termination of Service.

                           1.       The following provisions shall govern the
exercise of any options held by the Optionee at the time of cessation of Service or death:

                                 (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                (ii)        Any option exercisable in whole
         or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                               (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service.
         Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                           2.       The Plan Administrator shall have complete
discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                (i)         extend the period of time for
         which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                  D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                  F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

      II.         INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Options may only be granted to Employees.

                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred
Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

                  E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                  F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                  G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.         CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

       V.         STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                  B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                                 (i)        One or more Optionees may be
         granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                                (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common
         Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                               (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                  C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                                 (i)        One or more Section 16 Insiders
         may be granted limited stock appreciation rights with respect to their outstanding options.

                                (ii)        Upon the occurrence of a Hostile
         Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.
         Such cash distribution shall be paid within five (5) days following the option surrender date.

                               (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                                (iv) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

                               ARTICLE THREE

                   SALARY INVESTMENT OPTION GRANT PROGRAM
                   --------------------------------------

       I.         OPTION GRANTS

                  The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the
Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall be granted an option under the Salary Investment Grant Program on or before the last trading day in January for the calendar year for which the salary reduction is to be in effect. All grants under the Salary Investment Option Grant Program shall be at the sole discretion of the Primary Committee.

      II.         OPTION TERMS

                  Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

                  A.       Exercise Price.

                           1.       The exercise price per share shall be
thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.       The exercise price shall become
immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = (A ) (B x 66-2/3%), where

                           X is the number of option shares,

                           A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

                           B is the Fair Market Value per share of Common Stock on the option grant date.

                  C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                  D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service
(less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the three
(3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                  B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five
(5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                  D. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.         REMAINING TERMS

                  The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                ARTICLE FOUR

                           STOCK ISSUANCE PROGRAM
                           ----------------------

       I.         STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                  A.       Purchase Price.

                           1.       The purchase price per share shall be
fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

                           2.       Subject to the provisions of Section I
of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                 (i)        cash or check made payable to the
        Corporation, or

                                (ii)        past services rendered to the
        Corporation (or any Parent or Subsidiary).

                  B.       Vesting Provisions.

                           1.       Shares of Common Stock issued under the
Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                                 (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                                (ii) the number of installments in which the shares are to vest,

                               (iii) the interval or intervals (if any) which are to lapse between installments, and

                                (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                           2.       Any new, substituted or additional
securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           3.       The Participant shall have full stockholder
rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                           4.       Should the Participant cease to remain in
Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common
Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                           5.       The Plan Administrator may in its
discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

      II.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A.       All of the Corporation's outstanding
repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate
Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                  B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

                  C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

     III.         SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                ARTICLE FIVE

                       AUTOMATIC OPTION GRANT PROGRAM
                       ------------------------------

       I.         OPTION TERMS

                  A. Grant Dates. Option grants shall be made on the dates specified below:

                           1.       Each individual serving as a non-employee
Board member on the Underwriting Date shall automatically be granted at that time a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary and has not previously received a stock option grant from the Corporation.

                           2.       Each individual who is first elected or
appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                           3.       On the date of each Annual Stockholders
Meeting held after the Underwriting Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 6,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 6,000-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

                  B.       Exercise Price.

                           1.       The exercise price per share shall be
equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.       The exercise price shall be payable in
one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C.       Option Term.  Each option shall have a term of ten
(10) years measured from the option grant date.

                  D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, as follows: (i) one-third of the option shares shall vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date and (ii) the balance of the option shares shall vest in a series of twenty-four (24) successive equal monthly installments upon the Optionee's completion of each additional month of Board service over the twenty-four (24)-month period measured from the first anniversary of such grant date. Each annual 6,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of 12 successive equal monthly installments over the optionee's period of Board service measured from the grant date.

                  E. Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                                 (i)        The Optionee (or, in the event
         of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                                (ii)        During the twelve (12)-month
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                               (iii)        Should the Optionee cease to
         serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve
         (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                                (iv)        In no event shall the option
         remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

      II.         CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.         REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                ARTICLE SIX

                     DIRECTOR FEE OPTION GRANT PROGRAM
                     ---------------------------------

       I.         OPTION GRANTS

                  Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable.

      II.         OPTION TERMS

                  Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

                  A.       Exercise Price.

                           1.       The exercise price per share shall be
thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.       The exercise price shall become
immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = (A ) (B x 66-2/3%), where

                           X is the number of option shares,

                           A is the portion of the annual retainer fee
subject to the non-employee Board member's election, and

                           B is the Fair Market Value per share of Common
Stock on the option grant date.

                  C. Exercise and Term of Options. The option shall become exercisable for fifty-percent (50%) of the option shares upon the Optionee's completion of six (6) months of Board service in the calendar year for which his or her election under this Director Fee Option Grant Program is in effect, and the balance of the option shares shall become exercisable in a series of six (6) successive equal monthly installments upon the Optionee's completion of each additional month of Board service during that calendar year. Each option shall have a maximum term of ten
(10) years measured from the option grant date.

                  D. Termination of Board Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee
Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

                  E. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common
Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

                  Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

     III.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

                  B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or
(ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of
(i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

                  D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.         REMAINING TERMS

                  The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                               ARTICLE SEVEN

                               MISCELLANEOUS
                               -------------

       I.         FINANCING

                  The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

      II.         TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                           Stock Withholding:  The election to have the
Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                           Stock Delivery: The election to deliver to the
Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III.         EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

                  B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date. All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                  C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                  D. The Plan shall terminate upon the earliest to occur of (i) May 25, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

      IV.         AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

                  B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve
(12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

       V.         USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      VI.         REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock
(i) upon the exercise of any granted option or (ii) under the Stock
Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq
National Market, if applicable) on which Common Stock is then listed for trading.

     VII.         NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.



                                  APPENDIX
                                  --------

                  The following definitions shall be in effect under the
Plan:

         A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

         B.       Board shall mean the Corporation's Board of Directors.

         C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                        (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                       (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D.       Code shall mean the Internal Revenue Code of 1986, as amended.

         E.       Common Stock shall mean the Corporation's common stock.

         F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                        (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                       (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G. Corporation shall mean QuadraMed Corporation, a Delaware corporation, and its successors.

         H. Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

         I. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

         J. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                        (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                       (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

                       (iv) For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

         N. Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         O. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

         P. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                        (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                       (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

         T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

         U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant, Salary Investment Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         X. Plan shall mean the Corporation's 1996 Stock Incentive Plan, as set forth in this document.

         Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         Z. Plan Effective Date shall mean June 26, 1996, the date on which the Plan was adopted by the Board.

         AA.      Predecessor Plan shall mean the Corporation's pre-existing
Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

         BB.      Primary Committee shall mean the committee of two (2)
or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to
Section 16 Insiders and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

         CC.      Salary Investment Option Grant Program shall mean the
salary investment option grant program in effect under the Plan.

         DD.      Secondary Committee shall mean a committee of two (2) or
more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         EE.      Section 12 Registration Date shall mean the date on which
the Common Stock is first registered under Section 12(g) of Section 16 of the 1934 Act.

         FF.      Section 16 Insider shall mean an officer or director of
the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         GG.      Service shall mean the performance of services for the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         HH.      Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

         II. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         JJ.      Stock Issuance Program shall mean the stock issuance
program in effect under the Plan.

         KK.      Subsidiary shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         LL. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or
(ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         MM.      Taxes shall mean the Federal, state and local income and
employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         NN.      10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         OO.      Underwriting Agreement shall mean the agreement between
the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

         PP.      Underwriting Date shall mean the date on which the
Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.




                           QUADRAMED CORPORATION

                    2001 ANNUAL MEETING OF STOCKHOLDERS
                               June 15, 2001

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           QUADRAMED CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on June 15, 2001 and the Proxy Statement and appoints Lawrence P. English and Mark N. Thomas, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of Common Stock of QuadraMed Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2001 Annual Meeting of Stockholders of the Company to be held at 22 Pelican Way, San Rafael, California 94901 at 8:00 a.m. on June 15, 2001 and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side of this card:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE AND A VOTE FOR EACH OF THE LISTED PROPOSALS. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE CLASS II DIRECTORS LISTED ON THE REVERSE SIDE AND EACH OF PROPOSALS 2 AND 3.


------------------------------------------------------------------------------
 SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------

    Please sign exactly as name or names appear hereon, including the title "Executor", "Guardian", etc. if the same is indicated. When joint names appear both should sign. If stock is held by a corporation this proxy should be executed by a proper officer thereof, whose title should be given.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-------------------------------           ------------------------------------
-------------------------------           ------------------------------------
-------------------------------           ------------------------------------




------
  X     PLEASE MARK VOTES
        AS IN THIS EXAMPLE
------

-----------------------------------------------------------------------------
                           QUADRAMED CORPORATION
-----------------------------------------------------------------------------


Mar box at right if an address change or comment has been noted on the ------- reverse side of this card.
                                                                       -------



CONTROL NUMBER:
RECORD DATE SHARES:











                                                  ---------------------------
   Please be sure to sign and date this Proxy.    Date
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
        Stockholder sign here                   Co-owner sign here

DETACH CARD




1. Election of two Class II directors to serve for a three-year term ending in the year 2004 or until their successors are duly elected and qualified.

           (01) Michael J. King                    For All             For All
           (02) Cornelius T. Ryan                  Nominees  Withhold  Except
                                                    ------   ------     ------

                                                    ------   ------     ------

      NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

2.    Approval of the amendments to the
      Company's 1996 Stock Incentive Plan to
      increase the number of shares              For       Against    Abstain
      authorized for issuance thereunder from    ------     ------     ------
      3,953,981 shares to 5,118,981 shares
      and to qualify the shares for purposes     ------     ------     ------
      of Sections 162(m) and 422 of the
      Internal Revenue Code of 1986, as
      amended.


3.    Ratification of the appointment of
      Pisenti & Brinker LLP as independent      For       Against    Abstain
      auditors of the Company for the fiscal ------ ------ ------ year ending December 31, 2001.
                                                ------     ------     ------


      In their discretion, the proxies are authorized to vote upon such other business that properly may come before the 2001 Annual Meeting and any adjournments thereof.

                                                                   DETACH CARD